UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2005
BANCWEST CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (808) 525-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
On December 2, 2005, BancWest Corporation announced that its Bank of the West subsidiary had completed the acquisition of Commercial Federal Corporation, a Nebraska corporation (“CFC”) and CFC’s wholly-owned subsidiary Commercial Federal Bank, a Federal Savings Bank. BancWest received $1,345 million from BNP Paribas to finance the acquisition consisting of $845 million of short-term debt financing and $500 million of contributed capital.
For additional information, reference is made to the press release dated December 2, 2005, which is included as Exhibit 99.1 and is incorporated herein by reference and the Agreement and Plan of Merger dated as of June 13, 2005 among Bank of the West, Bear Merger Co., Inc., and CFC which is included as Exhibit 2.1 and is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
On December 2, 2005, in connection with the acquisition of Commercial Federal Corporation, BancWest Corporation obtained short-term debt financing from its parent company, BNP Paribas, in the amount of $845 million. The borrowing has an interest rate of 4.29% and maturity date of January 3, 2006.
Item 9.01. Financial Statements and Exhibits
(a)	Financial statements of business acquired.
      The financial statements required to be filed under this item are not included in this report. The financial statements will be filed by amendment to this report no later than 71 calendar days after the date this report is required to be filed.
(b)	Pro forma financial information.
      The pro forma financial information required to be furnished under this item is not included in this report. The pro forma financial information will be furnished by amendment to this report no later than 71 calendar days after the date this report is required to be filed.
(c)	Exhibits.
      The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger dated as of June 13, 2005 among Bank of the West, Bear Merger Co., Inc., and Commercial Federal Corporation (filed as Exhibit 2.1 to BancWest’s report on Form 8-K dated June 13, 2005 and incorporated herein by reference).

99.1	News Release dated December 2, 2005

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2005
BANCWEST CORPORATION
(Registrant)

	By:	/s/ DOUGLAS C. GRIGSBY

Douglas C. Grigsby
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Agreement and Plan of Merger dated as of June 13, 2005 among Bank of the West, Bear Merger Co., Inc., and Commercial Federal Corporation (filed as Exhibit 2.1 to BancWest’s report on Form 8-K dated June 13, 2005 and incorporated herein by reference).

99.1	News Release dated December 2, 2005